UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2019

REAC GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54845	59-3800845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8878 Covenant Avenue, Suite 209, Pittsburgh, PA	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 656-8886

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 21, 2019, REAC Group, Inc., a Florida corporation (the “Company”), received the written consent from the majority shareholder (the “Majority Shareholder”) of the Company owning approximately 86.79% of the outstanding voting capital stock of the Company, of the following corporate actions:

(i)

To effect a reverse stock split of the outstanding common stock, par value $0.00001 per share (the “Common Stock”), of the Company at a ratio of 1 for 10,000, with fractional shares being rounded up the nearest whole number (the “Reverse Stock Split”); and

(ii)	To decrease the authorized number of Common Stock of the Company from 9.99 billion to 200 million (“Authorized Decrease”).

The Majority Shareholder, Mr. Robert DeAngelis who is also the Chief Executive Officer, President, and sole member of the Board of Directors, owns 150,005,002 of the 553,407,286 outstanding shares of Common Stock and 100% of the 500,000 outstanding shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). Each share of Common Stock entitles the holder to one vote and each share of Series A Preferred Stock entitles the holder to 5,000 votes.

In accordance with Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company filed a preliminary information statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”) on January 22, 2019. Subject to SEC review, the Company will to file a definitive Information Statement (the “Definitive Information Statement”) and mail a copy of it to shareholders of record as of January 21, 2019 (the “Record Date”).

The Company has also notified Financial Regulatory Authority, Inc. (“FINRA”) of the corporate actions as required by Rule 10b-17 under the Exchange Act and the rules and procedures of FINRA.

To implement the Reverse Stock Split and the Authorized Decrease, the Company will file Articles of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Florida. The Reverse Stock Split and Authorized Decrease will not become effective with the Secretary of State of Florida until at least 20 calendar days after the first date of the delivery of the Definitive Information Statement to all shareholders as of the Record Date and will not become effective in the marketplace until approved by FINRA.

The Board approved of the Reverse Stock Split and Authorized Decrease on January 21, 2019.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAC GROUP, INC.

Dated: January 22, 2019	By:	/s/ ROBERT DEANGELIS
Robert DeAngelis
Chief Executive Officer, President, Secretary & Treasurer (Principal Executive Officer) (Principal Financial and Accounting Officer)

3